                          Alliance Money Market Fund
                    This is filed pursuant to Rule 497(e).
                       File Nos. 33-85850 and 811-08838

  Alliance Money Market Fund (the "Fund") is an open-end management investment company comprised of seven portfolios (the "Portfolios"), three of which are offered by this Prospectus, each with investment objectives of safety, liquidity and maximum current income (in the case of the General Municipal Portfolio, exempt from Fed-eral income taxes), to the extent consistent with the first two objectives. The Prime, Government and General Municipal Portfolios are diversified. This Prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference. You will receive semiannual and annual reports of your particular Portfolio.

  AN INVESTMENT IN A PORTFOLIO IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE COR-PORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE
 OF $1.00 PER SHARE.

  A "Statement of Additional Information" for the Fund dated April 20, 1995, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by ref-erence. For a free copy, contact your Account Executive.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                CASH MANAGEMENT
                               SERVICES PROGRAM







                                 Featuring...










                          Alliance Money Market Fund

                              -Prime Portfolio

                             -Government Portfolio

                         -General Municipal Portfolio












                                  Prospectus
                                April 20, 1995









                    [LOGO U.S. CLEARING CORP. APPEARS HERE]


                                  26 Broadway

                              New York, NY 10004

                        Member New York Stock Exchange,
                                  Member SIPC

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Portfolios have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES                           GENERAL
 (as a percentage of average net assets, after       PRIME  GOVERNMENT MUNICIPAL
 expense reimbursement)                              -----  ---------- ---------
   Management Fees..................................  .50%      .50%      .50%
   12b-1 Fees.......................................  .45       .45       .45
   Other Expenses...................................  .05       .05       .05
                                                     ----      ----      ----
   Total Portfolio Operating Expenses............... 1.00%     1.00%     1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Prime.........................................................  $10     $32
   Government....................................................  $10     $32
   General Municipal.............................................  $10     $32

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The expenses listed in the table for the Prime, Gov-ernment and General Municipal Portfolios are net of voluntary expense reim-bursements. The expenses of such Portfolios before expense reimbursements would be: Prime Portfolio: Management Fees--.50%, 12b-1 Fees--.45%, Other Ex-penses--.12% and Total Operating Expenses--1.07%; Government Portfolio: Man-agement Fees--.50%, 12b-1 Fees--.45%, Other Expenses--.20% and Total Operating Expenses--1.15%; General Municipal Portfolio: Management Fees--.50%, 12b-1 Fees--.45%, Other Expenses--.19% and Total Fund Operating Expenses--1.14%. The category "Other Expenses" is based on the estimated amounts expected to be in-curred during each Portfolio's first fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                    INVESTMENT OBJECTIVES AND POLICIES
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  The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consis-tent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Portfolio). As a matter of fundamental policy, each Portfolio pursues its objectives by main-taining a portfolio of high-quality money market securities. While no Portfo-lio may change this policy or the "other fundamental investment policies" de-scribed below without shareholder approval, it may, upon notice to sharehold-ers, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Portfolio's objectives will be achieved.

  The Portfolios will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversi-ty, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have re-maining maturities not exceeding 397 days, and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed de-scription of Rule 2a-7 is set forth in the Fund's Statement of Additional In-formation.

PRIME PORTFOLIO

  The money market securities in which the Prime Portfolio invests include:
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings de-posits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation and certificates of deposit and bankers' accept-ances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capi-tal Management L.P. (the "Adviser") to be of quality equivalent to that of other such instruments in which the Portfolio may invest; (3) commercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt se-curities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and
(4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or The Bank of New York, the Fund's Custodian, and would create a loss to the Prime Portfolio if, in the event of a dealer de-fault, the proceeds from the sale of the collateral were less than the repur-chase price. The Prime Portfolio may also invest in certificates of deposits issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria specified in (3) above.

  The Prime Portfolio also may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securi-ties are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partner-ship interest, or commercial paper or other debt securities issued by a spe-cial purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

  CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversifica-tion and reduce investment risk, the Prime Portfolio may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bank-ers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Govern-ment) although with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or by entering into re-verse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio securi-ties during any periods of abnormally heavy redemption requests; or (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give Prime Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

GOVERNMENT PORTFOLIO

  The securities in which the Government Portfolio invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established un-der the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian and would create a loss to the

Government Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Government Portfolio may commit up to 15% of its net assets to the purchase of when-is-sued U.S. Government securities, whose value may fluctuate prior to their set-tlement, thereby creating an unrealized gain or loss to the Government Portfo-lio.

  Certain Fundamental Investment Policies. To maintain portfolio diversifica-tion and reduce investment risk, the Government Portfolio may not: (1) borrow money except from banks on a temporary basis or by entering into reverse re-purchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of port-folio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or
(2) pledge, hypothecate or in any manner transfer, as security for indebted-ness, its assets except to secure such borrowings.

GENERAL MUNICIPAL PORTFOLIO

  As a matter of fundamental policy, the General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to the taxable investments described below). Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

  Alternative Minimum Tax. The General Municipal Portfolio may invest without limitation in tax-exempt municipal securities subject to the Federal alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends and Other Distributions" and "Taxes."

  Municipal Securities. The municipal securities in which the General Munici-pal Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipa-tion and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commer-cial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's in-terest rate is tied. Such adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by let-ters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of the General Municipal Portfolio's total assets.

  Each of the General Municipal Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's

(AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

  The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not ex-pected to comprise more than 5% of the Portfolio's net assets. The General Mu-nicipal Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's Custodian will maintain, in a separate ac-count of the General Municipal Portfolio, liquid high-grade debt securities having value equal to, or greater than, such commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the General Municipal Portfolio.

  Taxable Investments. The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agen-cies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

  Certain Fundamental Investment Policies. To reduce investment risk, the Gen-eral Municipal Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state and may not:
(1) invest more than 25% of its total assets in municipal securities the in-terest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets the Gen-eral Municipal Portfolio may invest up to 10% per issuer; or (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

POLICIES APPLICABLE TO EACH PORTFOLIO

  No Portfolio will maintain more than 10% of its net assets in illiquid securities which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). Each Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act.

-------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------
OPENING ACCOUNTS

  Contact your Account Executive to open a Fund account. Balances will appear on your monthly statement.

SUBSEQUENT INVESTMENTS

  BY CHECK. Mail or deliver your check (minimum $100), payable to U.S. Clear-ing Corp., to your Account Executive who will deposit it into the Portfo-lio(s). Please designate the appropriate Portfolio(s) and indicate your bro-kerage account number on the check or draft.

  BY SWEEP. U.S. Clearing Corp. has available an automatic "sweep" for custom-ers in the Prime Portfolio, Government Portfolio or General Municipal Portfo-lio. If you request the sweep arrangement, all cash balances of $10 or more are moved into one of the Portfolios on a daily basis. Sales proceeds in total from trades will be swept into the designated Portfolio on settlement date.

REDEMPTIONS

  BY CONTACTING YOUR ACCOUNT EXECUTIVE . Instruct your Account Executive to order a withdrawal from your Fund account and issue a check made payable to you.

  BY SWEEP. U.S. Clearing Corp.'s automatic "sweep" moves money from your money market account automatically to cover security purchases into your brokerage account.

  BY CHECK-WRITING. With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the Signature Card which you can obtain from your Account Executive. There is no separate charge for the check-writing service and your checks are provided free of charge. The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

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                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SHARE PRICE

  Shares are sold and redeemed on a continuous basis without sales or redemp-tion charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Portfolio's shares is determined each business day (i.e., any weekday ex-clusive of days on which the New York Stock Exchange or The Bank of New York is closed) at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

TIMING OF INVESTMENTS AND REDEMPTIONS

  The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to sharehold-ers for that day. Shares do not earn dividends on the day a redemption is ef-fected regardless of whether the redemption order is received before or after 12:00 Noon.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

DAILY DIVIDENDS AND OTHER DISTRIBUTIONS

  All net income of each Portfolio is determined each business day at 4:00 p.m. and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares of that Portfolio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on a Portfolio's assets less the Portfolio's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

TAXES

  A prospective investor should review the more detailed discussion of Federal income tax considerations relevant to each Portfolio that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his/her own tax advisers as to the tax consequences of an investment in the Portfolios, including the status of distributions from a Portfolio in his/her own state and locality and the possible applicability of the AMT to a portion of the distributions of the General Municipal Portfolio.

  The Fund intends to qualify each Portfolio each year as a separate "regu-lated investment company" and as such, each Portfolio will not be subject to Federal income and excise taxes on the investment company taxable income and net capital gains, if any, distributed to shareholders.

  PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and Government Portfolio (other than tax-exempt shareholders) will be subject to Federal income tax on the ordinary income dividends and any capital gains dividends from these Portfolios and may also be subject to state and local taxes. The laws of some states and localities, however, may exempt from some taxes dividends paid on shares of the Prime Portfolio and Government Portfolio, which are dividends attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

  DISTRIBUTIONS FROM THE GENERAL MUNICIPAL PORTFOLIO. Distributions to you out of tax-exempt interest income earned by the General Municipal Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions from the General Municipal Portfolio to a corporate shareholder are not exempt from the corporate taxes imposed by the respective jurisdictions. Distributions out of taxable interest income, other investment income and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send to you tax information stating the amount and type of all its distributions for the year just ended.

  GENERAL. Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of a Portfolio. In general, distributions by a Portfolio are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Portfolio and received by the shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt-interest dividends and U.S. Government interest dividends will be sent to each shareholder of a Portfolio promptly after the end of each calendar year.

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                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

  Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, NY 10105, has been retained by the Fund, on behalf of each Portfolio, under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incor-porated, a holding company controlled by AXA, a French insurance holding com-pany. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

  Under its Advisory Agreement with the Fund, the Adviser provides investment advisory services and order placement facilities for the Fund. Under the Advi-sory Agreement, each Portfolio pays the Adviser a fee at the annual rate of
 .50% of a Portfolio's average daily net assets. The Adviser may, from time to time, voluntarily waive a portion of its advisory fees payable from one or more of the Portfolios.

  In addition to the payments to the Adviser under the Advisory Agreement de-scribed above, the Fund may pay certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Trustees who are not affiliated persons, (iii) le-gal and auditing expenses, (iv) clerical, accounting, administrative and other office costs, (v) costs of personnel providing services to the Fund, as appli-cable, (vi) costs of printing prospectuses and shareholder reports, (vii) ex-penses and fees related to registration and filing with the Securities and Ex-change Commission and with state regulatory authorities and (viii) such promo-tional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the 1940 Act.

  Under a Distribution Services Agreement (the "Agreement"), each Portfolio pays the Adviser at a maximum annual rate of .45 of 1% of the Portfolio's ag-gregate average daily net assets. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Portfolios, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in dis-tributing the Portfolios' shares. The Fund believes that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Portfolios or their shareholders) in the fu-ture to maintain such legal conformity should any changes in, or interpreta-tions of, such laws or regulations occur.

ADMINISTRATOR

  Pursuant to an Administration Agreement, ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator per-forms or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a por-tion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the dis-tribution of Portfolio shares.

TRANSFER AGENT AND DISTRIBUTOR

  Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Al-liance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

ORGANIZATION

  Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. The New Jersey, New York, California and Connecticut Municipal Portfolios are non-diversified se-ries of the Fund and are not offered by this Prospectus. Each Portfolio's ac-tivities are supervised by the Trustees of the Fund. Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trust-ees.
-------
U.S. Clearing Corp. may charge you a fee for providing assistance in regard to the maintenance of your Fund account(s), which will be deducted each month from your Fund account(s). Such a fee will reduce your yield.